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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 16, 1998 included in Webhire, Inc.'s (f/k/a Restrac, Inc.) Form 10-K for the year ended September 30, 1998.


                                            /s/ Arthur Andersen LLP

                                            ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 7, 1999